                           DIRECTOR AND/OR OFFICER OF
                             ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Argo-Tech Group, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of May 29, 1998.


/s/ Remi De Chastenet                             Director
----------------------                   --------------------------
    Signature                                       Title

REMI DE CHASTENET
----------------------
     Name-

                           DIRECTOR AND/OR OFFICER OF
                              ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Argo-Tech Group, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                          EXECUTED as of May 27, 1998.

         /s/ Thomas F. Dougherty                                Director
      -------------------------------                        ---------------
              Signature                                           Title

         THOMAS F. DOUGHERTY
      ------------------------------
                 Name

                           DIRECTOR AND/OR OFFICER OF
                              ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Argo-Tech Group, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                          EXECUTED as of May 28, 1998.

         /s/  Prakash A. Melwani                                Director
      -------------------------------                        ---------------
                Signature                                         Title

            Prakash A. Melwani
      ------------------------------
                 Name

                           DIRECTOR AND/OR OFFICER OF
                              ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Argo-Tech Group, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                          EXECUTED as of May 28, 1998.

         /s/ Robert Y. Nagata                                   Director
      -------------------------------                        ---------------
              Signature                                           Title

           ROBERT Y. NAGATA
      ------------------------------
                 Name

                           DIRECTOR AND/OR OFFICER OF
                              ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Argo-Tech Group, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                          EXECUTED as of May 27, 1998.

         /s/ Karl F. Storrie                                    Director
      -------------------------------                        ---------------
              Signature                                           Title

            KARL F. STORRIE
      ------------------------------
                 Name

                           DIRECTOR AND/OR OFFICER OF
                              ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Argo-Tech Group, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                          EXECUTED as of May 29, 1998.

         /s/ Yoichi Fujiki                      Vice President and Treasurer, Director
      -------------------------------           --------------------------------------
              Signature                                        Title

             YOICHI FUJIKI
      ------------------------------
                 Name

                           DIRECTOR AND/OR OFFICER OF
                             ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Argo-Tech Group, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of May 29, 1998.


/s/ Paul R. Keen              Vice President, General Counsel & Secretary
----------------------        -------------------------------------------
    Signature                                  Title


PAUL R. KEEN
----------------------
     Name

                           DIRECTOR AND/OR OFFICER OF
                             ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Argo-Tech Group, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of May 29, 1998.


/s/ Michael S. Lipscomb          Chairman, President & CEO, Director
-----------------------       ------------------------------------------
    Signature                                  Title


MICHAEL S. LIPSCOMB
----------------------
     Name

                           DIRECTOR AND/OR OFFICER OF
                             ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Argo-Tech Group, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of May 29, 1998.


/s/ Paul A. Sklad                          Controller
----------------------        ---------------------------------------
    Signature                                Title


PAUL A. SKLAD
----------------------
     Name

                           DIRECTOR AND/OR OFFICER OF
                             ARGO-TECH GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

         The undersigned director and/or officer of Argo-Tech Group, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Michael S. Lipscomb and Paul R. Keen, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Shares, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any Rule 462(b) Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of May 29, 1998.


/s/ Frances S. St. Clair      Vice President & Chief Financial Officer
------------------------      ----------------------------------------
    Signature                               Title


FRANCES S. ST. CLAIR
----------------------
     Name